Exhibit 99.1

Ritchie Bros. Holdings Inc.

$800,000,000 7.750% Senior Notes due 2031

$550,000,000 6.750% Senior Secured Notes due 2028

Purchase Agreement

March 1, 2023

Goldman Sachs & Co. LLC

As representative of the several Purchasers named in Schedule I hereto

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

Ladies and Gentlemen:

Ritchie Bros. Holdings Inc., a Washington corporation (the “Issuer”) and a wholly-owned subsidiary of Ritchie Bros. Auctioneers Incorporated, a company organized under the laws of Canada (the “Company”), proposes, subject to the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the several initial purchasers named in Schedule I hereto (collectively, the “Purchasers”), for whom Goldman Sachs & Co. LLC is acting as representative (the “Representative”):

(i) an aggregate of $800,000,000 principal amount of the 7.750% Senior Notes due 2031 (the “Senior Securities”); and

(ii) an aggregate of $550,000,000 principal amount of the 6.750% Senior Secured Notes due 2028 (the “Senior Secured Securities” and together with the Senior Securities, the “Securities”).

The Issuer’s obligations under the Securities will be fully and unconditionally guaranteed (the “Guarantees”) as to the payment of principal, premium, if any, and interest, on a senior basis, jointly and severally, at the Time of Delivery (as defined below) by the Company and, immediately following the Acquisition (as defined below), by the Guarantors (as defined below).

The Senior Secured Securities will be, subject to certain exceptions (including local law limitations), secured by a first-priority lien on substantially all present and future personal property of the Issuer, the Company and the Guarantors located in the United States and Canada (the “Collateral”). The rights of holders of the Senior Secured Securities to the Collateral will be documented by security and pledge agreements, deeds of hypothec and other instruments evidencing or creating or purporting to create a security interest in favor of the Notes Collateral Agent (as defined below) as described in the Pricing Disclosure Package and the Offering Circular (in each case, as defined below) (collectively, the “Collateral Documents”), each in favor of the Notes Collateral Agent for its benefit and the benefit of the Trustee and the holders of the Senior Secured Securities.

On November 7, 2022, the Company entered into an Agreement and Plan of Merger and Reorganization, as amended on January 22, 2023 (the “Merger Agreement”), by and among the Company, the Issuer, Impala Merger Sub I, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Issuer (“Merger Sub 1”), Impala Merger Sub II, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Issuer (“Merger Sub 2”), and IAA, Inc., a Delaware corporation (the “Target” and, including its subsidiaries, the “Target Entities”). Subject to the terms and conditions of the Merger Agreement, the Company will acquire (the “Acquisition”) the Target Entities through a merger of Merger Sub 1 with and into the Target, with the Target continuing as the surviving corporation (the “Surviving Corporation”) following such merger (the “First Merger”) and, immediately following the First Merger, the merger of the Surviving Corporation with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving limited liability company following such merger, with Merger Sub 2 surviving as the Issuer’s direct wholly-owned subsidiary.

The proceeds from the sale of the Securities, together with the proceeds from the Company’s term loan A facility and cash from the Company’s balance sheet will be used to (i) fund the cash portion of the consideration for the Acquisition, (ii) refinance the Target’s existing indebtedness, (iii) repay or refinance all of the Company’s indebtedness, including the 2025 Notes (as defined below), (iv) pay a one-time, special dividend to the Company’s shareholders and (v) pay related fees and expenses. As used herein, the terms “Transactions” means, collectively, (i) the sale of Securities together with the transactions related thereto (including the payment of fees, commissions and expenses in connection with the foregoing); (ii) the consummation of the Acquisition; (iii) the issuance of common shares of the Company in connection with the Acquisition; (iv) the refinancing of the Target’s existing indebtedness as described in the Pricing Disclosure Package (as defined below) and the Offering Circular (as defined below); (v) the redemption of all of the Company’s outstanding $500,000,000 aggregate principal amount of 5.375% Senior Notes due 2025 (the “2025 Notes”) and the repayment of the outstanding principal amount of the Company’s delayed-draw term loan facility and a portion of the outstanding amount of the Company’s revolving facilities; (vi) the entry into the Collateral Documents and creation and perfection of the security interests thereunder in connection with the Senior Secured Securities; and (vii) the payment of all fees and expenses payable by the Issuer, the Target or their respective subsidiaries related to the foregoing.

The Senior Securities are to be issued under an indenture (including the Senior Supplemental Indenture (as defined below), the “Senior Indenture”), to be dated as of the Time of Delivery, among the Issuer, the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Senior Secured Securities are to be issued under an indenture (including the Senior Secured Supplemental Indenture (as defined below), the “Senior Secured Indenture” and together with the Senior Indenture, the “Indentures”), to be dated as of the Time of Delivery, among the Issuer, the Company, the Trustee and U.S. Bank Trust Company, National Association, as collateral agent (the “Notes Collateral Agent”). At or prior to the Time of Delivery, the Issuer will enter into an escrow agreement with respect to each series of Securities, dated as of the Time of Delivery (collectively, the “Escrow Agreements”), among the Issuer, the Trustee and U.S. Bank Trust Company, National Association, in its capacity as escrow agent (the “Escrow Agent”), pursuant to which the Issuer will deposit the gross proceeds of the offering of the applicable series of Securities, plus certain additional amounts as described in the Pricing Disclosure Package and the Offering Circular, into an escrow account for each series of Securities (collectively, the “Escrow Accounts”) to be held by the Escrow Agent. On the Acquisition Date (as defined below), (i) the Issuer and the additional entities listed on Schedule IV hereto (the “Guarantors”) will enter into a supplemental indenture (the “Senior Supplemental Indenture”) with the Trustee pursuant to which the Guarantors will fully and unconditionally guarantee, as to the payment of principal, premium, if any, and interest, on a senior basis, jointly and severally, the obligations of the Issuer under the Senior Indenture effective as of and from the consummation of the Acquisition (the “Acquisition Date”) and (ii) the Issuer and the Guarantors will enter into a supplemental indenture (the “Senior Secured Supplemental Indenture” and together with the Senior Supplemental Indenture, the “Supplemental Indentures”) with the Trustee pursuant to which the Guarantors will fully and unconditionally guarantee, as to the payment of principal, premium, if any, and interest, on a senior secured basis, jointly and severally, the obligations of the Issuer under the Senior Secured Indenture effective as of and from the Acquisition Date.

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Immediately following the Acquisition on the Acquisition Date, the Guarantors will enter into a joinder agreement, the form of which is attached hereto as Annex II (the “Joinder Agreement”). From and after the time of execution of the Joinder Agreement, all references herein to the “Guarantors” will be deemed to include the Guarantors (unless the context requires otherwise).

1.	Each of the Issuer and the Company jointly and severally represents and warrants as of the date hereof and the Time of Delivery, and each of the Guarantors, jointly and severally with the Issuer and the Company, represents and warrants, upon execution and delivery of the Joinder Agreement and as of the date hereof and the Time of Delivery, to, and agrees with, each Purchaser (it being understood that, prior to the Acquisition Date, all representations and warranties made with respect to the Target Entities are made to the best knowledge of the Issuer and the Company after due inquiry) that:

(a)	A preliminary offering circular, dated February 28, 2023 (the “Preliminary Offering Circular”), and an offering circular, dated March 1, 2023 (the “Offering Circular”), have been prepared by the Issuer and the Company in connection with the offering of the Securities. The Preliminary Offering Circular, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(b)), is hereinafter referred to as the “Pricing Circular.” Any reference to the Preliminary Offering Circular, the Pricing Circular or the Offering Circular shall be deemed to refer to and include all documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the date of the Preliminary Offering Circular and/or on prior to the date of the Offering Circular and incorporated by reference therein and any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular, the Pricing Circular or the Offering Circular, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports” (provided that where only sections of such documents are specifically incorporated by reference, only such sections shall be considered to be part of the “Exchange Act Reports”). The Exchange Act Reports, if any, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the Applicable Time, except as set forth on Schedule II(a) hereof. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain (x) an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (y) a “misrepresentation” as defined under Canadian Securities Laws; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by a Purchaser through Goldman Sachs & Co. LLC, expressly for use therein, and the Issuer, the Company and the Guarantors acknowledge that the only such written information is as set forth in Section 9(b) hereto;

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(b)	For the purposes of this Agreement, the “Applicable Time” is 4:25 p.m. (Eastern time) on the date of this Agreement; the Pricing Circular as supplemented by the information set forth in Schedule III hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Supplemental Disclosure Document (as defined in Section 6(a)(i) hereto) listed on Schedule II(b) hereto does not conflict with the information contained in the Pricing Circular or the Offering Circular and each such Issuer Supplemental Disclosure Document, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this Section 1(b) shall not apply to statements or omissions made in an Issuer Supplemental Disclosure Document in reliance upon and in conformity with information furnished in writing to the Issuer by a Purchaser through Goldman Sachs & Co. LLC, expressly for use therein, and the Issuer, the Company and the Guarantors acknowledge that the only such written information is as set forth in Section 9(b) hereto;

(c)	None of the Issuer, the Company or any of their respective subsidiaries, nor any of the Target Entities, has sustained since the date of the latest audited financial statements of the Company or the Target, as applicable, included in the Pricing Disclosure Package and the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Pricing Disclosure Package and the Offering Circular; and, since the respective dates as of which information is given in the Pricing Disclosure Package and the Offering Circular, there has not been (i) any material change in the capital stock or any change in the long-term debt of the Issuer, the Company, any of their respective subsidiaries or any of the Target Entities or (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Issuer, the Company, their respective subsidiaries and the Target Entities, taken as a whole (such events in (ii), a “Material Adverse Effect”), otherwise than as set forth in the Pricing Disclosure Package and the Offering Circular;

(d)	The Issuer, the Company and their respective subsidiaries and the Target Entities have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Disclosure Package and the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Issuer, the Company and their respective subsidiaries or the Target Entities, as applicable; and any real property and buildings held under lease by the Issuer, the Company and their respective subsidiaries or the Target Entities are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made and as described in the Pricing Disclosure Package and the Offering Circular of such property and buildings by the Issuer, the Company and their respective subsidiaries or the Target Entities, as applicable;

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(e)	Each of the Issuer, the Company and their respective subsidiaries and the Target Entities has (i) been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of its respective jurisdiction of incorporation or formation, with power and authority (corporate, limited liability company and other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Offering Circular, and has (ii) been duly qualified as a foreign corporation or limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(f)	All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock, or membership interests, as applicable, of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (or, in the case of any subsidiary that is a limited liability company, are fully paid and the holders of the membership interests will have no obligation to make further payments for the purchase of such membership interests or contributions to such subsidiary solely by reason of their ownership of such membership interests except for their obligation to repay any funds wrongfully distributed to them) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Pricing Disclosure Package and the Offering Circular; and all of the issued shares of capital stock, or membership interests, as applicable, of the Target Entities have been duly and validly authorized and issued, are fully paid and non-assessable (or, in the case of any subsidiary of the Target that is a limited liability company, are fully paid and the holders of the membership interests will have no obligation to make further payments for the purchase of such membership interests or contributions to such subsidiary solely by reason of their ownership of such membership interests except for their obligation to repay any funds wrongfully distributed to them) and will be owned directly or indirectly by the Company on the Acquisition Date, free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Pricing Disclosure Package and the Offering Circular;

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(g)	The Securities have been duly authorized by the Issuer and, when the Securities are issued and delivered against payment of the purchase price therefor pursuant to this Agreement, assuming due authentication of the Securities by the Trustee in accordance with the terms of the applicable Indenture, the Securities will have been duly executed, issued and delivered by the Issuer, and the Securities will constitute valid and legally binding obligations of the Issuer, entitled to the benefits provided by the applicable Indenture under which they are to be issued, enforceable against the Issuer in accordance with its terms and subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Guarantee of the Company has been duly authorized by the Company and, when the Securities are issued and delivered pursuant to this Agreement, assuming due authentication of the Securities by the Trustee in accordance with the terms of the applicable Indenture, such Guarantee will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the applicable Indenture under which they are to be issued, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; on the Acquisition Date, the Guarantee of each Guarantor will be duly authorized by each such Guarantor and, assuming due authentication of the Securities by the Trustee in accordance with the terms of the applicable Indenture, will constitute valid and legally binding obligations of each such Guarantor, entitled to the benefits provided by the applicable Indenture under which they are to be issued, enforceable against each such Guarantor in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; each Indenture has been duly authorized by the Issuer and the Company and, when executed and delivered by the Issuer, the Company, the Trustee and the Notes Collateral Agent (in the case of the Senior Secured Indenture), each Indenture will constitute a valid and legally binding instrument, enforceable against the Issuer and the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and entitled to the benefits provided by the applicable Indenture; on the Acquisition Date, the Joinder Agreement will have been duly authorized, executed and delivered by each of the Guarantors; on the Acquisition Date, each Supplemental Indenture will have been duly authorized by the Issuer and each of the Guarantors and, when executed and delivered by the Issuer, the Guarantors, the Trustee and the Notes Collateral Agent (in the case of the Senior Secured Supplemental Indenture), each Supplemental Indenture will constitute a valid and legally binding instrument, enforceable against the Issuer and each of the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and entitled to the benefits provided by the applicable Indenture; each Escrow Agreement has been duly authorized by the Issuer and, when executed and delivered by the Issuer, the Trustee and the Escrow Agent, each Escrow Agreement will constitute a valid and legally binding instrument, enforceable against the Issuer in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and entitled to the benefits provided by the applicable Escrow Agreement; and the Securities, the Indentures, the Supplemental Indentures, the Escrow Agreements, the Collateral and the Collateral Documents will conform in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Offering Circular;

(h)	Each of the Issuer and the Company has all requisite corporate, or limited liability company, as applicable, power to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Issuer and the Company;

(i)	None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

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(j)	Prior to the date hereof, none of the Issuer, the Company, the Guarantors or any of their respective controlled affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Issuer, the Company or any Guarantor in connection with the offering of the Securities;

(k)	The issue and sale of the Securities and the Guarantees, the grant and perfection of liens and security interests in the Collateral pursuant to the Collateral Documents and the compliance by the Issuer, the Company and the Guarantors, as applicable, with all of the provisions of the Securities, the Indentures, the Supplemental Indentures, the Joinder Agreement, the Escrow Agreements, the Collateral Documents and this Agreement and the consummation of the transactions herein and therein contemplated and the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in the Pricing Disclosure Package and the Offering Circular will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer, the Company, the Guarantors or any of their respective subsidiaries is a party or by which the Issuer, the Company, the Guarantors or any of their respective subsidiaries is bound or to which any of the property or assets of the Issuer, the Company, the Guarantors or any of their respective subsidiaries is subject, (ii) the provisions of the Certificate of Incorporation or By-laws or equivalent organizational documents of the Issuer, the Company or any Guarantor or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer, the Company, the Guarantors or any of their respective subsidiaries or any of their properties; except in the case of clauses (i) or (iii) above as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or any material adverse effect on the ability of the Issuer, the Company and the Guarantors to consummate any of the Transactions; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the Guarantees, the grant and perfection of liens and security interests in the Collateral pursuant to the Collateral Documents and compliance with the terms thereof or the consummation by the Issuer, the Company and the Guarantors of the transactions contemplated by this Agreement, the Indentures, the Supplemental Indentures, the Joinder Agreement, the Escrow Agreements or the Collateral Documents, except (A) for the filing of UCC financing statements, PPSA financing statements and any other filings or recordings necessary to perfect the security interest in the Escrow Accounts, which shall be made or otherwise delivered to the Escrow Agent for filing and/or recordation as of the Time of Delivery; (B) for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers and the filing of UCC-1 financing statements, PPSA financing statements or equivalent filings and any other filing or recording necessary to perfect the security interest in the Collateral granted by the Issuer, the Company and the Guarantors pursuant to the Collateral Documents, or the failure of which to be obtained or made would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or any material adverse effect on the ability of the Issuer, the Company and the Guarantors to consummate any of the Transactions; provided that, with respect to the Target Entities, this Section 1(k) shall only apply on and after the consummation of the Acquisition; and (C) in respect of the filing of any Form 45-106F1 prescribed by NI 45-106, with payment of applicable filing fees with the securities regulatory authority in the provinces or territories of Canada (“Offering Jurisdictions”) in which sales of the Securities are made and, if applicable, delivery of the Offering Circular (along with any Canadian supplement appended thereto, if applicable) to the applicable securities regulatory authority in the Offering Jurisdictions where such delivery is required;

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(l)	None of the Issuer, the Company or any of their respective subsidiaries nor any of the Target Entities is (i) in violation of its Certificate of Incorporation or By-laws or equivalent organizational document, (ii) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) in violation of any law or statute applicable to the Issuer, the Company or any of their respective subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Issuer, the Company or any of their respective subsidiaries except in the case of clauses (ii) and (iii) above, as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(m)	The statements set forth in the Pricing Disclosure Package and the Offering Circular under the captions “Description of Secured Notes” and “Description of Unsecured Notes” insofar as they purport to constitute summaries of the terms of the Senior Secured Securities and Senior Securities, respectively, under the caption “Description of Certain Other Indebtedness,” insofar as it purports to constitute a summary of the terms of the documents referred to therein, under the caption “U.S. Federal Income Tax Considerations for Non-U.S. Holders” and under the caption “Plan of Distribution,” insofar as they purport to provide summaries of, or describe the provisions of, the laws and documents referred to therein, are accurate, complete and fair;

(n)	Other than as set forth in the Pricing Disclosure Package and the Offering Circular, there are no legal or governmental proceedings pending to which the Issuer, the Company or any of their respective subsidiaries, or any of the Target Entities, is a party or of which any property of the Issuer, the Company or any of their respective subsidiaries, or any of the Target Entities, is the subject which, if determined adversely to the Issuer, the Company or any of their respective subsidiaries, or any of the Target Entities, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the best of the Issuer’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(o)	When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the United States Securities Act of 1933, as amended (the “Act”)) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

(p)	The Company is subject to Section 13 or 15(d) of the Exchange Act; and assuming the accuracy of the representations set forth in Section 3 of this Agreement, no registration of the Securities under the Act, and no qualification of the Indentures and the Supplemental Indentures under the United States Trust Indenture Act of 1939, as amended, with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement;

(q)	The Issuer, the Company, the Guarantors and their respective subsidiaries are not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be, an “investment company,” as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”);

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(r)	None of the Issuer, the Company, the Guarantors or any person acting on its or their behalf (other than the Purchasers, as to which no representation is made) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or in any manner involving a public offering within the meaning of Section 4(a)(2) under the Act or, with respect to Securities offered or sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Issuer, any affiliate of the Issuer and any person acting on its or their behalf has complied with and will implement the “offering restriction” within the meaning of such Rule 902;

(s)	Within the preceding six months, none of the Issuer, the Company, nor the Guarantors or any other person acting on their behalf has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Issuer, the Company and the Guarantors will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Issuer, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Issuer by Goldman Sachs & Co. LLC), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

(t)	The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; the Target has in place systems and processes (including the maintenance of proper books and records) that are customary for a company at the same stage of development as the Target Entities designed to (i) provide reasonable assurances regarding the reliability of its financial statements and (ii) in a timely manner accumulate and communicate to the Target’s principal executive officer and principal financial officer the type of information that would be required to be disclosed in its financial statements; the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting; and, the Target’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in the Target’s internal control over financial reporting;

(u)	Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Circular, there has been no change in the Company’s or the Target’s internal control over financial reporting that has significantly affected, or is reasonably likely to significantly affect, the Company’s or the Target’s internal control over financial reporting;

(v)	The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer, as applicable, by others within those entities; and such disclosure controls and procedures are effective; and the Target maintains disclosure controls and procedures designed to, in a timely manner accumulate and communicate to the Target’s principal executive officer and principal financial officer the type of information that would be required to be disclosed in its financial statements;

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(w)	Each of (i) Ernst & Young LLP, which has audited certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries and (ii) KPMG LLP, which has audited certain financial statements of the Target and its subsidiaries, are independent certified public accountants with respect to the Target and its subsidiaries, in each case as required by the Act and the rules and regulations of the Commission thereunder;

(x)	None of the Company, the Guarantors, any of their subsidiaries, the Target Entities nor, to the knowledge of the Company or the Guarantors, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company, the Guarantors or any of their subsidiaries has within the past 5 years (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; (iv) violated or is in violation of any provision of the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (v) made any bribe, unlawful rebate, unlawful payoff, unlawful influence payment, kickback or other unlawful payment;

(y)	The operations of the Company, the Guarantors, their subsidiaries and the Target Entities are and have within the past 5 years been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company and its subsidiaries and the Target Entities conduct business, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the Company, the Guarantors or any of their subsidiaries or the Target Entities (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantors or any of their subsidiaries or the Target Entities with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuer, the Company or the Guarantors, threatened;

(z)	None of the Company, the Guarantors, any of their subsidiaries, any of the Target Entities, nor any director or, to the knowledge of the Issuer, the Company or the Guarantors, any officer, affiliate, agent or employee of the Company, the Guarantors or any of their subsidiaries is currently the subject or the target of any economic or financial sanctions or trade embargoes imposed, administered, or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or Canada, or other relevant sanctions authority (collectively, “Sanctions”), or is organized, operating, or resident in a country or territory that is the target of comprehensive Sanctions (currently, Cuba, Iran, North Korea, Syria, the Crimea region, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic) (a “Sanctioned Country”), and the Issuer and the Company will not, directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (“Person”) (i) to fund or facilitate any activities of or business of or with any Person, that, at the time of such funding or facilitation, is the subject or the target of Sanctions, or in any Sanctioned Country or (ii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of applicable Sanctions. Within the last five years, the Company, the Guarantors and their respective subsidiaries, and the Target Entities have (i) complied with all applicable Sanctions and applicable trade, export control, import, and antiboycott laws and regulations and (ii) not knowingly engaged in, and are not now engaged in, and will not knowingly engage in any dealings or transactions, direct or indirect, with or involving any Person that, at the time of such dealing or transaction, is or was the subject or target of Sanctions or with or involving any Sanctioned Country;

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(aa)	(A) None of the Company or any of its subsidiaries nor any of the Target Entities is, or has been, in violation of any applicable federal, state, local or foreign statute, law, rule, regulation, ordinance or code or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or the protection of human health (including employee health and safety) or the environment (including, without limitation, ambient air (including both indoor and outdoor air), surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of, or exposure to, Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries and the Target Entities have all permits, authorizations and approvals required under any applicable Environmental Laws and are, and have been, each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Issuer, the Company and the Guarantors, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, proceedings or, to the knowledge of the Issuer, the Company and the Guarantors, investigations relating to any Environmental Law against the Company or its subsidiaries or the Target Entities and (D) to the knowledge of the Issuer, the Company and the Guarantors, there are no events or circumstances that would reasonably be expected to either (i) cause the Company or its subsidiaries to be in noncompliance with Environmental Laws, (ii) require new or increased capital or operating expenditures to maintain compliance with Environmental Laws, or (iii) form the basis of an order for clean-up or remediation or any other action, suit or proceeding by any private party or governmental authorities, against or affecting the Company or its subsidiaries or the Target Entities relating to Hazardous Materials or any Environmental Laws, except in the case of each of the foregoing clauses (A) through (D), other than as would not, individually or in the aggregate, have a Material Adverse Effect;

(bb)	Each of the Company and its subsidiaries and the Target Entities own, possess or have the right to employ, or can obtain on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the “Intellectual Property”) necessary to conduct the businesses operated by them as described in the Pricing Disclosure Package and the Offering Circular, except where the failure to own, possess or have the right to employ, or can obtain on reasonable terms, such Intellectual Property, would not, individually or in the aggregate, have a Material Adverse Effect. None of the Company or any of its subsidiaries nor any of the Target Entities has received any notice of infringement of or conflict with (and none of the foregoing knows of any such infringement or a conflict with) asserted rights of others with respect to any of the foregoing that would, individually or in the aggregate, have a Material Adverse Effect;

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(cc)	Each of the Company and its subsidiaries and the Target Entities carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of Company and its subsidiaries and the Target Entities are in full force and effect except as would not, individually or in the aggregate, have a Material Adverse Effect. None of the Company or any of its subsidiaries nor any of the Target Entities has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a reasonable cost that would not, individually or in the aggregate, have a Material Adverse Effect;

(dd)	Other than as set forth in the Pricing Disclosure Package and the Offering Circular, all tax returns required to be filed by each of the Company and its subsidiaries and the Target Entities in any jurisdiction have been filed, other than those filings being contested in good faith, and all taxes required to be paid by the Company or any of its subsidiaries or any of the Target Entities, have been paid, other than those being contested in good faith and for which reserves have been provided if and to the extent required by generally accepted accounting principles (including audits that the Company or any of its subsidiaries or any of the Target Entities is preparing to contest), except when the failure to file or to pay, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

(ee)	All payments to be made by or on behalf of the Issuer, the Company or the Guarantors under this Agreement and, except as disclosed in each of the Pricing Disclosure Package and the Offering Circular, all interest, principal, premium, if any, additional amounts, if any, and other payments on or under the Securities or the Guarantees may, under the current laws and regulations of any jurisdiction in which the Issuer, the Company or any Guarantor is organized or is otherwise resident for tax purposes or has a permanent establishment, any jurisdiction from or through which a payment is made, and any political subdivision, authority or agency therein or thereof having power to tax (each, a “Relevant Taxing Jurisdiction”), be paid in U.S. Dollars that may be converted into another currency and freely transferred out of any Relevant Taxing Jurisdiction;

(ff)	As at the Time of Delivery, there are no stamp, registration, documentary or other issuance or transfer taxes or duties or similar taxes, fees or charges (“Stamp Taxes”) required to be paid by or on behalf of the Purchasers in Canada, the United States or any jurisdiction in which any Guarantor is organized or is otherwise resident for tax purposes or has a permanent establishment in connection with (a) the execution and delivery of this Agreement, the Indentures, the Supplemental Indentures, the Joinder Agreement, the Escrow Agreements, the Securities and the Guarantees, or (b) the creation, issuance, sale or delivery to the Purchasers of the Securities (including the Guarantees) or the resale of the Securities (including the Guarantees) by the Purchasers in the manner contemplated by this Agreement;

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(gg)	The Company and its subsidiaries’ and the Target Entities’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries and the Target Entities as conducted and are free and clear of all material bugs, vulnerabilities, errors, defects, Trojan horses, time bombs, malware and other corruptants; the Company and its subsidiaries and the Target Entities have taken appropriate technical and organizational measures and implemented and maintained reasonable, and at a minimum, industry standard, controls, policies, procedures, and safeguards designed to maintain and protect their material confidential information and Personal Data (as defined below) and the integrity, continuous operation, redundancy and security of all IT Systems and all data (including all sensitive, confidential or regulated data and data relating to an identified or identifiable natural person or “personal data” or “personal information” or similar terms as defined under all applicable Privacy Laws (as defined below) (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, material outages or unauthorized uses of or accesses to, or disclosures of, the IT systems, confidential information or Personal Data, nor any incidents under internal review or investigations relating to the same, except as disclosed in the Pricing Disclosure Package and the Offering Circular; the Company and its subsidiaries and the Target Entities are, and at all times have been, in compliance in all material respects with all Privacy Laws and any other applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, all industry guidelines and standards, internal policies and contractual obligations relating to the collection, use, transfer, storage, protection, disposal, disclosure, privacy and security of IT Systems and Personal Data and to the implementation of appropriate technical and organizational measures designed to protect such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, including, without limitation: (a) the European Union General Data Protection Regulation (the “GDPR”); (b) the UK Data Protection Act 2018 and UK General Data Protection Regulation (the “UK GDPR”); (c) the Federal Trade Commission Act; (d) the California Consumer Privacy Act; (e) the Payment Card Industry Data Security Standard; and (f) all other applicable laws and regulations with respect to Personal Data that are currently in effect (“Privacy Laws”); the Company and its subsidiaries and the Target Entities have not received notice of any actual or potential violation of any Privacy Laws, and there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or threatened against the Company, its subsidiaries or the Target Entities alleging non-compliance with Privacy Laws; the Company and the Target have provided notice of their respective privacy policies in compliance with Privacy Laws, including on their respective websites, and such privacy policies do not contain any material misrepresentations of the Company’s and the Target’s then-current privacy practices; the Company and its subsidiaries and the Target Entities have at all times taken all reasonable steps to ensure that any Personal Data of the Company and its subsidiaries and the Target Entities collected or handled by authorized third parties acting on behalf of the Company, its subsidiaries or the Target Entities is protected with similar safeguards, in each case, in compliance with Privacy Laws and contractual obligations; and the execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach or violation of any Privacy Laws or internal policies of the Company, its subsidiaries or the Target Entities;

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(hh)	None of the Issuer, the Company or any of the Guarantors has distributed and, prior to the later to occur of (i) the Time of Delivery and (ii) the completion of the distribution of the Securities, will not distribute any material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package or the Offering Circular or other materials, if any, permitted by the Act;

(ii)	On or prior to the Acquisition Date, each of the Collateral Documents will have been duly authorized by the Issuer, the Company and each of the relevant Guarantors, to the extent a party thereto; and each of the Collateral Documents will have been duly executed and delivered and will (assuming the due authorization, execution and delivery in accordance with its terms by each of the other parties thereto) be the valid and legally binding obligations of the Issuer, the Company and the relevant Guarantors, as applicable, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Collateral Documents, when duly executed and delivered in connection with the sale of the Secured Securities, will (subject to any perfection requirements) create valid security interests in the Collateral to which they relate. As of the Acquisition Date, the representations and warranties contained in each of the Collateral Documents will be true and correct in all material respects (unless such representation or warranty was made as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date); and

(jj)	On or prior to the Acquisition Date, the applicable pledging entity under each Collateral Document owns the relevant Collateral covered by the Collateral Documents, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, subject only to such liens as are described in the Pricing Disclosure Packages and Offering Circular. On or prior to the Acquisition Date or as soon as practicable thereafter and in any event within the time periods specified in the Collateral Documents, all filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral to be created under the Collateral Documents have been or will be duly made or taken and are or will be in full force and effect and, together with the execution and delivery of the Collateral Documents by the applicable pledging entity will create a legal, valid and perfected security interest in the Collateral securing the obligations of the Issuer, the Company and each of the Guarantors.

2.	Subject to the terms and conditions herein set forth, (i) the Issuer agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Issuer the aggregate principal amount of Senior Securities set forth opposite the name of such Purchaser in Schedule I hereto, at a purchase price of 100.0% of the principal amount of the Senior Securities, plus accrued interest, if any, from March 15, 2023 to the Time of Delivery hereunder, and (ii) the Issuer agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Issuer the aggregate principal amount of Senior Secured Securities set forth opposite the name of such Purchaser in Schedule I hereto, at a purchase price of 100.0% of the principal amount of the Senior Secured Securities, plus accrued interest, if any, from March 15, 2023 to the Time of Delivery hereunder.

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Delivery of and payment for the Securities shall be made at the Time of Delivery. Delivery of the Securities shall be made to the Representative for the respective accounts of the several Purchasers against deposit by the several Purchasers through the Representative of the purchase price thereof by wire transfer payable in same-day funds into the applicable Escrow Account, with any transfer or similar taxes payable in connection with the sale and delivery of the Securities to the Purchasers to be paid by the Issuer. Delivery of the Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representative shall otherwise instruct. On the Acquisition Date, (i) to the extent that the Senior Securities are then outstanding, the Issuer agrees to pay to the Purchasers, by wire transfer payable in same-day funds to the account specified by the Representative, discounts in connection with the sale of the Senior Securities equal to $9,000,000.00 and, (ii) to the extent that the Senior Secured Securities are then outstanding, the Issuer agrees to pay to the Purchasers, by wire transfer payable in same-day funds to the account specified by the Representative, discounts in connection with the sale of the Senior Secured Securities equal to $6,187,500.00. If a special mandatory redemption of the Securities occurs pursuant to the Indentures, the Purchasers shall not be paid any discounts or commissions in connection with the sale of the Securities.

3.	Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser, on its behalf and on behalf of any affiliates through which Securities may be offered or sold, acting severally and not jointly, hereby represents and warrants to, and agrees with the Issuer, the Company and the Guarantors that:

(a)	It will offer and sell the Securities only to: (i) persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement;

(b)	It is an Institutional Accredited Investor (within the meaning of Rule 501 under the Act);

(c)	It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c);

(d)	It and any such affiliate is acquiring the Securities as an “underwriter” within the meaning of Section 2.33 of National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”); and

(e)	It and any such affiliate (i) will offer and sell the Securities in Canada and in reliance on the “accredited investor exemption” as defined under NI 45-106 and therein only to purchasers that it has taken reasonable steps to confirm qualify as “accredited investors” (as such term is defined in NI 45-106 or in Section 73.3(1) of the Securities Act (Ontario), as applicable), with such sales to be made in accordance with the Offering Circular (including for the purposes hereof, the Canadian supplement appended thereto, if applicable) and in compliance with Canadian Securities Laws; (ii) has not solicited offers for, or offered or sold, will not solicit offers for, or offer or sell, the Securities as part of their initial offering except (A) to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Act and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or (B) to non-U.S. persons outside the United States and Canada (in accordance with the restrictions set forth in Annex I hereto); and (iii) in respect of any sales of the Securities in Canada, will use commercially reasonable efforts to provide to the Issuer, no later than two (2) Business Days after the day on which the Time of Delivery occurs, all information (other than in respect of the Issuer) required to be filed or furnished with the securities commissions or securities regulatory authorities of Canada to the Issuer in connection with the issuance and sale of the Securities in accordance with Canadian Securities Laws, including, without limitation, in respect of the preparation of any Form 45-106F1 prescribed by NI 45-106.

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As used in this Agreement, the term “Canadian Securities Laws” shall mean all applicable securities laws in each of the provinces and territories of Canada, including, without limitation, the respective regulations and rules under such laws together with applicable published rules, policy statements, blanket rulings and orders, instruments, rulings and notices of the regulatory authorities in such provinces and territories.

4.	(a)	The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Issuer with DTC or its designated custodian. The Issuer will deliver the Securities to Goldman Sachs & Co. LLC, for the account of each Purchaser against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman Sachs & Co. LLC at DTC. The Issuer will cause the certificates representing the Securities to be made available to Goldman Sachs & Co. LLC for checking at least twenty-four hours prior to the Time of Delivery at the office of Latham & Watkins LLP, 1271 Avenue of the Americas, New York, New York 10020, United States (the “Closing Location”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on March 15, 2023 or such other time and date as Goldman Sachs & Co. LLC and the Issuer may agree upon in writing. Such time and date are herein called the “Time of Delivery.”

(b)	The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 8(j) hereof, will be delivered at such time and date at the Closing Location. The Securities will be delivered at the office of DTC (or its designated custodian) at the Time of Delivery. A meeting will be held at the Closing Location at 5:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.	The Issuer, the Company, and, upon execution and delivery of the Joinder Agreement, the Guarantors, agree with each of the Purchasers:

(a)	To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular (including the Canadian supplement appended thereto, if applicable) which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof. The Issuer and the Company will not amend or supplement the Pricing Disclosure Package except as contemplated below, in which case the Issuer and the Company shall have previously furnished a copy of such proposed amendment or supplement to the Representative and the Representative shall not have objected. The Issuer and the Company will not amend or supplement the Offering Circular (including the Canadian supplement appended thereto, if applicable) prior to the Time of Delivery unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement at least two business days prior to the proposed use or filing, and shall not have objected to such amendment or supplement;

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(b)	Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Issuer shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)	To furnish the Purchasers with written and electronic copies of the Offering Circular and any amendment or supplement thereto in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

(d)	During the period beginning from the date hereof and continuing until the date that is 90 days after the Time of Delivery, without the prior written consent of Goldman Sachs & Co. LLC, not to offer, issue, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any securities of the Issuer and/or the Company that are substantially similar to the Securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing without your prior written consent;

(e)	Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f)	At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(g)	To not violate the terms of the Escrow Agreements;

(h)	During the period of one year after the Time of Delivery, the Issuer, the Company and the Guarantors will not, and will not permit any of their respective “affiliates” (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them (other than pursuant to a registration statement that has been declared effective under the Act);

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(i)	To use the net proceeds received by the Issuer from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Disclosure Package and the Offering Circular under the caption “Use of Proceeds;”

(j)	To pay any applicable Stamp Taxes, including any interest and penalties, required to be paid in connection with (a) the execution and delivery of this Agreement, the Indentures, the Supplemental Indentures, the Joinder Agreement, the Escrow Agreements, the Securities, the Guarantees and the Collateral Documents, or (b) the creation, issuance, sale or delivery to the Purchasers of the Securities (including the Guarantees) or the resale of the Securities (including the Guarantees) by the Purchasers;

(k)	Upon the consummation of the Acquisition, the Guarantors will cause each of the law firms for the Guarantors to furnish to the Purchasers its written opinion, addressed to the Purchasers and dated the Acquisition Date, which opinions will be reasonably satisfactory in form and substance to counsel for the Purchasers and will be with respect to the Guarantors;

(l)	To cause each of the Guarantors to authorize, execute and deliver the Joinder Agreement on the Acquisition Date;

(m)	All amounts payable by the Issuer, the Company or the Guarantors to the Purchasers hereunder shall be paid without any deduction or withholding for or on account of any current or future taxes, levies, imposts, duties, charges or other deductions or withholdings, unless such deduction or withholding is required by applicable law, in which event in respect of any payment hereunder pursuant to the final paragraph of Section 2 and pursuant to Section 9(a) and any expense reimbursements pursuant to Sections 7 and 12, the Issuer, the Company or the Guarantors, as applicable, will pay additional amounts so that the Purchasers entitled to such payments will receive the amount that such persons would otherwise have received had such deduction or withholding not been required, provided however that no such additional amounts will be payable in the case of any such tax required to be deducted or withheld by applicable law (taking into account administrative policies and practices in the Relevant Taxing Jurisdiction):

(i)	that are in respect of services performed in Canada; or

(ii)	that are in respect of interest paid or credited to a Purchaser that does not deal at arm’s length for purposes of the Income Tax Act (Canada) (the “ITA”) with the Issuer, the Company or the Guarantors.

For greater certainty, none of the Issuer, the Company or any Guarantor will be responsible for (I) any taxes imposed on or measured by net income (however denominated), franchise taxes, or branch profits taxes, in each case, imposed on a Purchaser as a result of the Purchaser being organized under the laws of, or having an office or carrying on business in, the jurisdiction (or any political subdivision thereof) imposing such tax, or (II) any United States withholding Taxes.

(n)	provided that the Purchasers comply with Section 3(e)(iii), after the Time of Delivery, to timely file or furnish all documents required to be filed or furnished to Canadian securities regulatory authorities in connection with the issuance and sale of the Securities and the consummation of the transactions contemplated by the Offering Circular in accordance with Canadian Securities Laws, including, without limitation, any Form 45-106F1 prescribed by NI 45-106;

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(o)	None of the Issuer, the Company, the Guarantors or any of their respective controlled affiliates will take, directly or indirectly, any action which is designed to or which constitutes or which may be expected to cause or result in stabilization or manipulation of the price of any security of the Issuer, the Company or any Guarantor in connection with the offering of the Securities;

(p)	On or prior to the Acquisition Date, the Trustee, the Notes Collateral Agent and the Representative shall have received a copy of (if applicable) all UCC-1 financing statements, PPSA financing statements (or equivalent filings) in the jurisdiction(s) that the Trustee and the Notes Collateral Agent may deem reasonably necessary in connection with the perfection of security interests in the Collateral as and to the extent contemplated by the Senior Secured Indenture and the Collateral Documents, and arrangements for the filing thereof in a manner reasonably satisfactory to the Trustee and the Notes Collateral Agent shall have been made; and

(q)	On or prior to the Acquisition Date, the Representative shall have received evidence that a conditional notice of redemption shall have been delivered to the holders of the 2025 Notes pursuant to Section 3.03 of the indenture, dated as of December 21, 2016, among the Company, each of the guarantors party thereto and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee for the 2025 Notes.

6.

(a)	(i) The Issuer and the Company, and, following the Acquisition, the Guarantors, represent and agree that, without the prior consent of Goldman Sachs & Co. LLC, it and its affiliates and any other person acting on its or their behalf (other than the Purchasers, as to which no statement is given) (x) have not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act (any such offer is hereinafter referred to as an “Issuer Supplemental Disclosure Document”) and (y) have not solicited and will not solicit offers for, and have not offered or sold and will not offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) under the Act;

(ii) each Purchaser, severally and not jointly, represents and agrees that, without the prior consent of the Issuer and Goldman Sachs & Co. LLC, other than one or more term sheets relating to the Securities containing customary information and conveyed to purchasers of securities, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute a “free writing prospectus,” as defined in Rule 405 under the Act (any such offer (other than any such term sheets) that would require the Issuer or the Company to file such term sheets with the SEC, is hereinafter referred to as a “Purchaser Supplemental Disclosure Document”); and

(iii) any Issuer Supplemental Disclosure Document or Purchaser Supplemental Disclosure Document, the use of which has been consented to by the Issuer and Goldman Sachs & Co. LLC, is listed as applicable on Schedule II(b) hereto.

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7.	The Issuer and the Company, and, following the Acquisition, the Guarantors, jointly and severally, covenant and agree with the several Purchasers that the Issuer, the Company and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuer’s, the Company’s and the Guarantors’ counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing, reproduction and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto (including, for greater certainty, any fees and expenses associated with filings required to be made with Canadian securities regulatory authorities) and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any agreement among Purchasers, this Agreement, the Indentures, the Securities, the Blue Sky Memorandum, closing documents (including any compilations thereof), and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys, which expenses in this clause (iii) shall not exceed $15,000; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indentures and the Securities; (vii) 50% of all costs and expenses incurred in connection with any “road show” presentation to potential purchasers of the Securities; (viii) all expenses associated with the creation and perfection of security interests, including, without limitation, the drafting and negotiation of the Collateral Documents and any other documents, supplements, joinders, and other security documents and the creation, preparation and filing of UCC financing statements and PPSA financing statements, including filing fees and fees incurred in connection with lien searches, and the reasonable and documented fees and expenses of legal counsel to the Purchasers incurred in connection with any of the foregoing; (ix) all expenses in connection with the redemption of the 2025 Notes; (x) all fees payable in connection with the filing of any Form 45-106F1 prescribed by NI 45-106, with Canadian securities regulatory authorities; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 5, 9 and 12 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

8.	The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuer, the Company and the Guarantors herein are, at and as of the Time of Delivery, true and correct (it being understood that, prior to the Acquisition, all representations and warranties made with respect to the Target Entities are made to the best knowledge of the Issuer, the Company and the Guarantors after due inquiry), the condition that the Issuer, the Company and each of the Guarantors shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

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(a)	Latham & Watkins LLP, counsel for the Purchasers, shall have furnished to you at the Time of Delivery such opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to the Representative, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(b)	(i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Issuer, shall have furnished to you at the Time of Delivery their written opinion and negative assurance letter, in each case dated as of the Time of Delivery, in form and substance reasonably satisfactory to the Representative and (ii) each of (A) McCarthy Tétrault LLP, local counsel for the Company and (B) Dorsey & Whitney LLP, local counsel for the Issuer, shall have furnished to you at the Time of Delivery their written opinion, in each case dated as of the Time of Delivery, in form and substance reasonably satisfactory to the Representative;

(c)	On the date of the Offering Circular concurrently with the execution of this Agreement and also at the Time of Delivery, each of Ernst & Young LLP and KPMG LLP shall have furnished to you a “comfort” letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(d)	On the date of the Offering Circular concurrently with the execution of this Agreement and also at the Time of Delivery, the Company shall have furnished to you a certificate of the Chief Financial Officer of the Company, with respect to certain operating and financial information, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you;

(e)	(i) None of the Company or any of its subsidiaries nor any of the Target Entities shall have sustained since the date of the latest audited financial statements of the Company or the Target, as applicable, included in the Pricing Disclosure Package and the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Offering Circular, and (ii) since the respective dates as of which information is given in the Pricing Disclosure Package and the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company, any of its subsidiaries or any of the Target Entities or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries or the Target Entities, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in each of the Pricing Disclosure Package and the Offering Circular;

(f)	On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Section 3(a)(62) under the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(g)	On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, including any change in the COVID-19 pandemic which, in the reasonable opinion of the Purchasers, materially adversely affects, or is reasonably expected to materially adversely affect, the financial markets in the United States or the condition (financial or otherwise), business, operations or affairs of the Company (on a consolidated basis) or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Circular;

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(h)	The Purchasers shall have received an executed original copy of the Indentures;

(i)	The Purchasers shall have received executed original copies of the Escrow Agreements; each Escrow Account shall have been established by the Escrow Agent, to the reasonable satisfaction of the Purchasers; the Issuer shall have irrevocably sent by wire transfer, in immediately available funds, such amount in currency required to be deposited by the Issuer in each Escrow Account pursuant to the applicable Escrow Agreement; the Issuer shall have taken all actions necessary to give the Escrow Agent a valid, perfected first-priority security interest in each Escrow Account (as contemplated by the terms of the applicable Escrow Agreement); and the Issuer shall have complied with the terms and provisions in the applicable Escrow Agreement and provided such evidence as the Representative may reasonably require of the foregoing;

(j)	The Securities shall be eligible for clearance and settlement through the facilities of DTC; and

(k)	The Issuer, the Company and the Guarantors shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Issuer, the Company and the Guarantors reasonably satisfactory to you as to the accuracy of the representations and warranties of the Issuer herein at and as of such Time of Delivery, as to the performance by the Issuer, the Company and the Guarantors of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (d) of this Section and as to such other matters as you may reasonably request.

9.	(a)	The Issuer, the Company and each of the Guarantors, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular, or any amendment or supplement thereto, any Issuer Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred and documented by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuer, the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular or any such amendment or supplement, any Issuer Supplemental Disclosure Document, in reliance upon and in conformity with written information furnished to the Issuer by any Purchaser through Goldman Sachs & Co. LLC expressly for use therein, it being acknowledged that the only such written information is as set forth in Section 9(b) hereto.

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(b)	Each Purchaser, severally and not jointly, will indemnify and hold harmless the Issuer, the Company and each Guarantor against any losses, claims, damages or liabilities to which the Issuer, the Company and the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular, or any amendment or supplement thereto, or any Issuer Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular or any such amendment or supplement, any Issuer Supplemental Disclosure Document, in reliance upon and in conformity with written information furnished to the Issuer by such Purchaser through Goldman Sachs & Co. LLC expressly for use therein; and each Purchaser will reimburse the Issuer, the Company and the Guarantors for any legal or other expenses reasonably incurred by the Issuer, the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred. Each of the Issuer, the Company and the Guarantors hereby acknowledges that the only information that the Purchasers through the Representative have furnished to the Issuer expressly for use in the Preliminary Offering Circular, the Pricing Circular, any Additional Issuer Information or the Offering Circular (or any amendment or supplement thereto) are the statements set forth in the eighth and ninth paragraphs under the caption “Plan of Distribution” in the Preliminary Offering Circular and the Offering Circular.

(c)	Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

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(d)	If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuer, the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer, the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuer, the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and/or the Issuer bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Company and the Guarantors on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer, the Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

(e)	The obligations of the Issuer, the Company and the Guarantors under this Section 9 shall be in addition to any liability which the Issuer, the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to any affiliate of each Purchaser and each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 9 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuer, the Company and each of the Guarantors and to each person, if any, who controls the Issuer within the meaning of the Act.

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10.	(a)	If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Issuer shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Issuer that you have so arranged for the purchase of such Securities, or the Issuer notifies you that it has so arranged for the purchase of such Securities, you or the Issuer shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Issuer agrees to prepare promptly any amendments or supplements to the Offering Circular which in your opinion may thereby be made necessary. The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)	If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuer as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuer shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuer as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuer shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Issuer, except for the expenses to be borne by the Issuer and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

11.	The respective indemnities, agreements, representations, warranties and other statements of the Issuer, the Company, the Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Issuer, the Company, any Guarantor, or any officer or director or controlling person of the Issuer, the Company or a Guarantor, and shall survive delivery of and payment for the Securities.

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12.	If this Agreement shall be terminated pursuant to Section 10 hereof, the Issuer, the Company and the Guarantors shall not then be under any liability to any Purchaser except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Issuer as provided herein, the Issuer, the Company and the Guarantors will reimburse the Purchasers through you for all expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Issuer, the Company and the Guarantors shall then be under no further liability to any Purchaser except as provided in Sections 7 and 9 hereof.

13.	In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail or facsimile transmission to the Representative to Goldman Sachs & Co. LLC at 200 West Street, New York, New York 10282-2198, United States, Attention: Registration Department; and if to the Issuer shall be delivered or sent by mail or facsimile transmission to the address of the Issuer set forth in the Offering Circular, Attention: Secretary; provided, however, that any notice to a Purchaser pursuant to Section 9 hereof shall be delivered or sent by mail or facsimile transmission to such Purchaser at its address set forth in its Purchasers’ Questionnaire, which address will be supplied to the Issuer by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001), as amended), the Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuer, the Company and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Purchasers to properly identify their respective clients.

14.	Authority of the Representative. Any action by the Purchasers hereunder may be taken by the Representative on behalf of the Purchasers, and any such action taken by the Representative shall be binding upon the Purchasers.

15.	This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Issuer, the Company and the Guarantors and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Issuer, the Company, the Guarantors and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

16.	Time shall be of the essence of this Agreement.

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17.	The Issuer, the Company and each of the Guarantors acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Issuer, the Company and the Guarantors, on the one hand, and the several Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of the Issuer, the Company or any Guarantor, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Issuer, the Company or any Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising the Issuer, the Company or any Guarantor on other matters) or any other obligation to the Issuer, the Company or any Guarantor except the obligations expressly set forth in this Agreement and (iv) the Issuer, the Company and each of the Guarantors has consulted its own legal and financial advisors to the extent it deemed appropriate. The Issuer, the Company and each of the Guarantors agrees that it will not claim that the Purchaser, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Issuer, the Company or any Guarantor, in connection with such transaction or the process leading thereto.

18.	This Agreement supersedes all prior agreements and understandings (whether written or oral) between or among the Issuer, the Company, the Guarantors and the Purchasers, or any of them, with respect to the subject matter hereof.

19.	THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. The Issuer, the Company and each of the Guarantors agree that any suit or proceeding arising in respect of this agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Issuer, the Company and each of the Guarantors agree to submit to the jurisdiction of, and to venue in, such courts. The Issuer, the Company and each of the Guarantors waive any objection which it may now or hereafter have to the laying of venue in any such suit or proceeding in such courts. The Issuer, the Company and each of the Guarantors agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Issuer, the Company and each of the Guarantors, as applicable, and may be enforced in any court to the jurisdiction of which the Issuer, the Company and each of the Guarantors, as applicable, is subject by a suit upon such judgment. The Issuer, the Company and each of the Guarantors irrevocably appoint RBA Holdings Inc. as its authorized agent upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Issuer, the Company and each of the Guarantors, as the case may be, by the person serving the same to the address provided in this Section 19, shall be deemed in every respect effective service of process upon the Issuer, the Company and each of the Guarantors in any such suit or proceeding. RBA Holdings Inc. hereby accepts such appointment and agrees to act as such authorized agent for service of process. The Issuer, the Company and each of the Guarantors further agree to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent (or a successor authorized agent that has been validly appointed and which has accepted such appointment; provided such appointment is consented to in writing by the Representative (which consent shall not be unreasonably withheld, conditioned or delayed)) in full force and effect for a period of eight years from the date of this Agreement.

20.	The Issuer, the Company and each Guarantor and each of the Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

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21.	This Agreement may be executed by any one or more of the parties hereto in any number of counterparts by facsimile, electronic mail or other transmission method (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law), each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

22.	Notwithstanding anything herein to the contrary, the Issuer, the Company and the Guarantors (and the Issuer’s, the Company’s and each Guarantor’s employees, representatives, and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Issuer, the Company or any Guarantor relating to that treatment and structure, without the Purchasers’ imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax treatment” means US federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

23.	Recognition of the U.S. Special Resolution Regimes.

(a)	In the event that any Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)	In the event that any Purchaser that is a Covered Entity or a BHC Act Affiliate of such Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 23:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as the term is defined in, and interpreted in accordance with, 12 C.F.R§ 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

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“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among each of the Purchasers, the Issuer and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Issuer for examination upon request, but without warranty on your part as to the authority of the signers thereof.

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Very truly yours,

Ritchie Bros. Holdings Inc.

By:	/s/ Timothy Kirschbaum
Name: Timothy Kirschbaum
Title: Secretary

[Signature page to Purchase Agreement]

Ritchie Bros. Auctioneers Incorporated

By:	/s/ Darren Watt
Name: Darren Watt
Title: General Counsel & Corporate Secretary

[Signature page to Purchase Agreement]

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:	/s/ Shakhi Majumdar
(Goldman Sachs & Co. LLC)
Name: Shakhi Majumdar
Title: Vice President

[Signature page to Purchase Agreement]

SCHEDULE I

	Principal	Principal
	Amount of	Amount of
	Senior	Senior Secured
	Securities	Securities
	to be	to be
Purchaser	Purchased	Purchased
Goldman Sachs & Co. LLC	$200,000,000	$137,500,000
BofA Securities, Inc.	$160,000,000	$110,000,000
RBC Capital Markets, LLC	$160,000,000	$110,000,000
Wells Fargo Securities, LLC	$50,000,000	$34,375,000
Scotia Capital (USA) Inc.	$48,000,000	$33,000,000
CIBC World Markets Corp.	$36,000,000	$24,750,000
U.S. Bancorp Investments, Inc.	$36,000,000	$24,750,000
MUFG Securities Americas Inc.	$32,000,000	$22,000,000
Truist Securities, Inc.	$36,000,000	$24,750,000
HSBC Securities (USA) Inc.	$26,000,000	$17,875,000
Citizens Capital Markets, Inc.	$16,000,000	$11,000,000
Total	$800,000,000	$550,000,000

SCHEDULE II

(a)           Additional Documents Incorporated by Reference: None

(b)           Issuer Supplemental Disclosure Documents:

Electronic Roadshow Presentation, dated February 2023

(c)            Purchaser Supplemental Disclosure Documents: None

SCHEDULE III

See attached.

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL

Ritchie Bros. Holdings Inc.

$550,000,000 6.750% Senior Secured Notes due 2028

$800,000,000 7.750% Senior Notes due 2031

March 1, 2023

This Pricing Supplement should be read together with the preliminary offering circular, subject to completion, dated February 28, 2023 (the “Preliminary Offering Circular”). The information in this Pricing Supplement supplements the Preliminary Offering Circular, supersedes the information in the Preliminary Offering Circular to the extent inconsistent with the information in the Preliminary Offering Circular, and is otherwise qualified in its entirety by reference to the Preliminary Offering Circular.

The notes and the guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. Accordingly, the notes and the guarantees are being offered and sold only (a) to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Act) and (b) outside the United States to non-U.S. persons in compliance with Regulation S under the Act. In Canada, the notes and the guarantees have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and accordingly, the notes and the guarantees are being offered and sold in Canada only to purchasers that have represented, or been deemed to have represented, that they qualify as “accredited investors” as defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”). For details about eligible offers, deemed representations and agreements by investors and transfer restrictions, see “Notice to Investors” and “Notice Regarding Canadian Securities Law Matters” in the Preliminary Offering Circular.

Issuer:	Ritchie Bros. Holdings Inc.
Trade Date:	March 1, 2023
Settlement:	March 15, 2023 (T+10)
Distribution:	144A and Regulation S (without registration rights)
Securities:	$550,000,000 6.750% Senior Secured Notes due 2028 (the “secured notes”)	$800,000,000 7.750% Senior Notes due 2031 (the “unsecured notes”)
Ratings*:	Ba2 / BB+	B1 / BB-
Maturity:	March 15, 2028	March 15, 2031
Interest Payment Dates:	March 15 and September 15
Record Dates:	March 1 and September 1
First Interest Payment Date:	September 15, 2023
Principal Amount:	$550,000,000.00	$800,000,000.00
Gross Proceeds:	$550,000,000.00	$800,000,000.00
Coupon:	6.750%	7.750%
Offering Price:	100.00% of the principal amount thereof, plus accrued interest, if any from March 15, 2023	100.00% of the principal amount thereof, plus accrued interest, if any from March 15, 2023
Yield-to-Maturity:	6.750%	7.750%

Spread to Benchmark Treasury:	+246 basis points		+378 basis points
Benchmark Treasury:	1.250% UST due March 31, 2028		1.125% UST due February 15, 2031
Escrow of Proceeds; Special Mandatory Redemption

This offering may be consummated prior to the consummation of the Mergers. If this offering is consummated prior to the consummation of the Mergers, then on the closing date of this offering, the Issuer will deposit the gross proceeds from the offering of the secured notes, together with certain additional amounts, into an escrow account. If the Mergers are not consummated on or before September 30, 2023 or the Merger Agreement is terminated prior to such date, the Issuer will be required to redeem all of the outstanding secured notes at a redemption price equal to 100% of the Offering Price of the secured notes, plus accrued and unpaid interest to, but excluding, the date of such mandatory redemption.

If this offering is consummated at or following the time of the consummation of the Mergers, the Issuer will forego the escrow procedures described in this term sheet.

See ‘‘Description of Secured Notes—Escrow Related Provisions—Escrow of Proceeds; Escrow Release Conditions” and “Description of Secured Notes—Redemption—Special Mandatory Redemption” in the Preliminary Offering Circular.

This offering may be consummated prior to the consummation of the Mergers. If this offering is consummated prior to the consummation of the Mergers, then on the closing date of this offering, the Issuer will deposit the gross proceeds from the offering of the unsecured notes, together with certain additional amounts, into an escrow account. If the Mergers are not consummated on or before September 30, 2023 or the Merger Agreement is terminated prior to such date, the Issuer will be required to redeem all of the outstanding unsecured notes at a redemption price equal to 100% of the Offering Price of the unsecured notes, plus accrued and unpaid interest to, but excluding, the date of such mandatory redemption.

If this offering is consummated at or following the time of the consummation of the Mergers, the Issuer will forego the escrow procedures described in this term sheet.

See ‘‘Description of Unsecured Notes—Escrow Related Provisions—Escrow of Proceeds; Escrow Release Conditions” and “Description of Unsecured Notes—Redemption—Special Mandatory Redemption” in the Preliminary Offering Circular.

Optional Redemption Upon Certain Equity Offerings:	Prior to March 15, 2026 up to 40% at 106.750%		Prior to March 15, 2026 up to 40% at 107.750%
Optional Redemption:	On or after March 15 of each of the years indicated below:		On or after March 15 of each of the years indicated below:
	2025	103.3750%	2026	103.8750%
	2026	101.6875%	2027	101.9375%
	2027 and thereafter	100.0000%	2028 and thereafter	100.0000%
Tax Redemption:	At any time, in whole but not in part, at 100% due to certain changes in tax law in any Relevant Taxing Jurisdiction. See ‘‘Description of Secured Notes—Redemption—Optional Redemption for Changes in Withholding Tax” in the Preliminary Offering Circular.		At any time, in whole but not in part, at 100% due to certain changes in tax law in any Relevant Taxing Jurisdiction. See ‘‘Description of Unsecured Notes—Redemption—Optional Redemption for Changes in Withholding Tax” in the Preliminary Offering Circular.
Make-Whole Premium:	Prior to March 15, 2025 at a make-whole premium of T+50 basis points		Prior to March 15, 2026 at a make-whole premium of T+50 basis points

Change of Control:	101%
Denominations:	$2,000 x $1,000
CUSIP / ISIN:	144A Note: CUSIP: 76774L AB3 ISIN: US76774LAB36 Regulation S Note: CUSIP: U7666L AB6 ISIN: USU7666LAB63	144A Note: CUSIP: 76774L AC1 ISIN: US76774LAC19 Regulation S Note: CUSIP: U7666L AC4 ISIN: USU7666LAC47
Joint Book-Running Managers:	Goldman Sachs & Co. LLC BofA Securities, Inc. RBC Capital Markets, LLC Wells Fargo Securities, LLC
Co-Managers	Scotia Capital (USA) Inc. CIBC World Markets Corp. U.S. Bancorp Investments, Inc. MUFG Securities Americas Inc. Truist Securities, Inc. HSBC Securities (USA) Inc. Citizens Capital Markets, Inc.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

AMENDMENTS TO THE PRELIMINARY OFFERING CIRCULAR

In addition to the pricing information above, this Pricing Supplement amends and updates certain sections of the Preliminary Offering Circular, as described below. Section references in the amended sections below refer to the sections of the Preliminary Offering Circular as amended and supplemented by this Pricing Supplement. All conforming and consequential changes, and any other amendments set out in this Pricing Supplement, are hereby deemed to be made.

Description of Secured Notes

Certain Definitions

Clause (23) of the definition of “Permitted Liens” appearing on page 165 of the Preliminary Offering Circular is hereby amended and restated to read as follows:

(23) Liens securing (a) the secured notes issued on the Issue Date and the related Guarantees and (b) Indebtedness that is junior lien in priority (so long as any such Liens are subject to a junior lien intercreditor agreement);

DESCRIPTION OF UNSECURED NOTES

Certain Definitions

Clause (23) of the definition of “Permitted Liens” appearing on page 224 of the Preliminary Offering Circular is hereby amended and restated to read as follows:

(23) Liens securing the unsecured notes, the secured notes issued on the Issue Date, the Guarantees and the guarantees of the secured notes issued on the Issue Date;

* * * * * * * *

We expect that delivery of the notes will be made to investors on or about March 15, 2023, which will be the tenth business day following the date of the pricing of the notes (such settlement being referred to as ‘‘T+10’’). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes prior to the second business day immediately preceding the delivery of the notes by the initial purchasers will be required, by virtue of the fact that the notes initially will settle in T+10, to specify an alternative settlement arrangement at the time of such trade to prevent a failed settlement.

_______________________

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these securities or the offering. Please refer to the Preliminary Offering Circular for a complete description. This communication is being distributed in the United States solely to persons reasonably believed to be Qualified Institutional Buyers, as defined in Rule 144A under the Act, and outside the United States solely to non-U.S. persons as defined under Regulation S under the Act. In Canada, this communication is being distributed solely to persons that have represented, or been deemed to have represented, that they qualify as “accredited investors” as defined in NI 45-106. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

A copy of the Preliminary Offering Circular for the offering can be obtained from your Goldman Sachs & Co. LLC sales person or Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282-2198 Attention: Prospectus Department (1-866-471-2526).

Any disclaimers or notices that may appear on this communication below the text of this legend are not applicable to this communication and should be disregarded. Such disclaimers or notices may have been electronically generated as a result of this communication being sent via, or posted on, Bloomberg or another electronic mail or communication system.

Schedule IV

RITCHIE BROS. AUCTIONEERS INCORPORATED

RITCHIE BROS. AUCTIONEERS (CANADA) LTD.

RITCHIE BROS. HOLDINGS LTD.

RITCHIE BROS. PROPERTIES LTD.

ROUSE SERVICES CANADA LTD.

IRONPLANET CANADA, LTD.

RITCHIE BROS. FINANCIAL SERVICES LTD.

RITCHIE BROS. FINANCE LTD.

RITCHIE BROS. REAL ESTATE SERVICES LTD.

IRONPLANET, INC.

RITCHIE BROS. AUCTIONEERS (AMERICA) INC.

RITCHIE BROS. PROPERTIES INC.

ROUSE APPRAISALS LLC

ROUSE SERVICES LLC

ASSETNATION, INC.

IRONPLANET MOTORS, LLC

KRUSE ENERGY & EQUIPMENT AUCTIONEERS, LLC

RBA HOLDINGS INC.

RITCHIE BROS. ASSET SOLUTIONS INC.

RITCHIE BROS. FINANCIAL SERVICES (AMERICA) INC.

ROUSE ANALYTICS LLC

ROUSE SALES LLC

SALVAGESALE MEXICO HOLDING LLC

SMARTEQUIP, INC.

IRONPLANET MEXICO, S. DE R.L. DE C.V.

RITCHIE BROS. UK LIMITED

RITCHIE BROS. UK HOLDINGS LTD

IRONPLANET UK LIMITED

IRONPLANET LIMITED

RITCHIE BROS. HOLDINGS B.V.

RITCHIE BROS. PROPERTIES B.V.

RITCHIE BROS. SHARED SERVICES B.V.

RITCHIE BROS. B.V.

RITCHIE BROS. AUCTIONEERS PTY LTD.

RITCHIE BROS. PROPERTIES PTY LTD.

RITCHIE BROS. PROPERTIES JAPAN K.K.

RITCHIE BROS. AUCTIONEERS (JAPAN) KABUSHIKI KAISHA

IAA HOLDINGS, LLC

IAA HOLDINGS, INC.

AUTOMOTIVE RECOVERY SERVICES, INC.

AXLE HOLDINGS, INC.

INSURANCE AUTO AUCTIONS, INC.

ANNEX I

(1)	The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”

Terms used in this paragraph have the meanings given to them by Regulation S.

Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Issuer.

(2)	Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

(3)	Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman Sachs & Co. LLC’s express written consent and then only at its own risk and expense.

ANNEX II

Form of Joinder Agreement

WHEREAS, the Issuer, the Company and the Purchasers named therein (the “Purchasers”) heretofore executed and delivered a Purchase Agreement, dated March 1, 2023 (the “Purchase Agreement”), providing for the issuance and sale of the Securities pursuant to the Purchase Agreement; and

WHEREAS, as a condition to the release of the proceeds from the sale of the Securities pursuant to the Escrow Agreements, each Guarantor, which was originally not a party thereto, has agreed to join in the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement immediately prior to the release of such proceeds.

NOW, THEREFORE, the Issuer, the Company and each Guarantor party hereto hereby agree for the benefit of the Purchasers, as follows:

1.            Joinder. Each of the undersigned hereby acknowledges that it has received and reviewed a copy of the Purchase Agreement and all other documents it deems fit to enter into this Joinder Agreement (the “Joinder Agreement”), and acknowledges and agrees to (i) join and become a party to the Purchase Agreement as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments attributable to a Guarantor in the Purchase Agreement as if made by, and with respect to, each Guarantor signatory hereto; and (iii) perform all obligations and duties required of a Guarantor pursuant to the Purchase Agreement.

2.            Representations and Warranties and Agreementsi. As of the date of the Purchase Agreement and the Time of Delivery, each of the Issuer, the Company and the undersigned Guarantors hereby represents and warrants to and agrees with the Purchasers that it has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Joinder Agreement and to consummate the transactions contemplated hereby, that this Joinder Agreement has been duly and validly authorized and that when this Joinder Agreement is executed and delivered, it will constitute a valid and legally binding agreement enforceable against each of the undersigned in accordance with its terms.

This Joinder Agreement does not cancel, extinguish, limit or otherwise adversely affect any right or obligation of the parties under the Purchase Agreement. The parties hereto acknowledge and agree that all of the provisions of the Purchase Agreement shall remain in full force and effect.

3.            Counterparts. This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form, facsimile or “pdf” file thereof, including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

i Note: Relevant taxing jurisdictions to be updated for jurisdictions of the Guarantors.

4.            Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

5.            Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

6.            APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS JOINDER AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

IN WITNESS WHEREOF, each of the undersigned has executed this Joinder Agreement this [__] day of [   ], 2023.

A-2

RITCHIE BROS. HOLDINGS INC.

By:
Name:
Title:

RITCHIE BROS. AUCTIONEERS INCORPORATED

By:
Name:
Title:

RITCHIE BROS. AUCTIONEERS (CANADA) LTD.

By:
Name:
Title:

RITCHIE BROS. HOLDINGS LTD.

By:
Name:
Title:

RITCHIE BROS. PROPERTIES LTD.

By:
Name:
Title:

ROUSE SERVICES CANADA LTD.

By:
Name:
Title:

IRONPLANET CANADA, LTD.

By:
Name:
Title:

RITCHIE BROS. FINANCIAL SERVICES LTD.

By:
Name:
Title:

[Signature Page to Joinder Agreement to Purchase Agreement]

RITCHIE BROS. FINANCE LTD.

By:
Name:
Title:

RITCHIE BROS. REAL ESTATE SERVICES LTD.

By:
Name:
Title:

IRONPLANET, INC.

By:
Name:
Title:

RITCHIE BROS. AUCTIONEERS (AMERICA) INC.

By:
Name:
Title:

RITCHIE BROS. PROPERTIES INC.

By:
Name:
Title:

ROUSE APPRAISALS LLC

By:
Name:
Title:

ROUSE SERVICES LLC

By:
Name:
Title:

ASSETNATION, INC.

By:
Name:
Title:

[Signature Page to Joinder Agreement to Purchase Agreement]

IRONPLANET MOTORS, LLC

By:
Name:
Title:

KRUSE ENERGY & EQUIPMENT AUCTIONEERS, LLC

By:
Name:
Title:

RBA HOLDINGS INC.

By:
Name:
Title:

RITCHIE BROS. ASSET SOLUTIONS INC.

By:
Name:
Title:

RITCHIE BROS. FINANCIAL SERVICES (AMERICA) INC.

By:
Name:
Title:

ROUSE ANALYTICS LLC

By:
Name:
Title:

ROUSE SALES LLC

By:
Name:
Title:

SALVAGESALE MEXICO HOLDING LLC

By:
Name:
Title:

[Signature Page to Joinder Agreement to Purchase Agreement]

SMARTEQUIP, INC.

By:
Name:
Title:

IRONPLANET MEXICO, S. DE R.L. DE C.V.

By:
Name:
Title:

RITCHIE BROS. UK LIMITED

By:
Name:
Title:

RITCHIE BROS. UK HOLDINGS LTD

By:
Name:
Title:

IRONPLANET UK LIMITED

By:
Name:
Title:

IRONPLANET LIMITED

By:
Name:
Title:

RITCHIE BROS. HOLDINGS B.V.

By:
Name:
Title:

RITCHIE BROS. PROPERTIES B.V.

By:
Name:
Title:

[Signature Page to Joinder Agreement to Purchase Agreement]

RITCHIE BROS. SHARED SERVICES B.V.

By:
Name:
Title:

RITCHIE BROS. B.V.

By:
Name:
Title:

RITCHIE BROS. AUCTIONEERS PTY LTD.

By:
Name:
Title:

RITCHIE BROS. PROPERTIES PTY LTD.

By:
Name:
Title:

RITCHIE BROS. PROPERTIES JAPAN K.K.

By:
Name:
Title:

RITCHIE BROS. AUCTIONEERS (JAPAN) KABUSHIKI KAISHA

By:
Name:
Title:

IAA HOLDINGS, LLC

By:
Name:
Title:

IAA HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Joinder Agreement to Purchase Agreement]

AUTOMOTIVE RECOVERY SERVICES, INC.

By:
Name:
Title:

AXLE HOLDINGS, INC.

By:
Name:
Title:

INSURANCE AUTO AUCTIONS, INC.

By:
Name:
Title:

The foregoing Joinder Agreement is hereby confirmed and accepted as of the date first above written.

Goldman Sachs & Co. LLC

By:
(Goldman Sachs & Co. LLC)
Name:
Title:

[Signature Page to Joinder Agreement to Purchase Agreement]